GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares, as applicable, of the

Goldman Sachs Government Income Fund and Goldman Sachs Inflation Protected Securities Fund

(the “Funds”)

Supplement dated February 18, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2021, as supplemented to date

Effective at the close of business on March 31, 2022 (the “Effective Date”), Matthew Kaiser will no longer serve as a portfolio manager for the Funds. Peter Stone will continue to serve as a portfolio manager for the Funds.

Additionally, effective at the close of business on the Effective Date, Jon Calluzzo will begin serving as a portfolio manager for the Funds.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Kaiser in his capacity as a portfolio manager to the Funds in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Government Income Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Goldman Sachs Government Income Fund’s Summary Prospectuses:

Portfolio Managers: Peter Stone, Managing Director, has managed the Fund since 2020, and Jon Calluzzo, Vice President, has managed the Fund since 2022.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Inflation Protected Securities Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Goldman Sachs Inflation Protected Securities Fund’s Summary Prospectuses:

Portfolio Managers: Peter Stone, Managing Director, has managed the Fund since 2020; and Jon Calluzzo, Vice President, has managed the Fund since 2022.

The following row is added to the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Jon Calluzzo Vice President	Portfolio Manager— Government Income Fund Inflation Protected Securities Fund	Since 2022 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SDFISTK 02-22